EXHIBIT 10.9



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                                                                   EXHIBIT 10.9
                                                                   ------------


                                    AMENDMENT
                                       TO
                  DONEGAL GROUP INC. AGENCY STOCK PURCHASE PLAN


     AMENDMENT TO DONEGAL GROUP INC. AGENCY STOCK PURCHASE PLAN, as adopted July 20, 1995.

     WHEREAS, Donegal Group Inc. (the "Company") maintains the Donegal Group Inc. Agency Stock Purchase Plan (the "Plan"); and

     WHEREAS, the Plan reserves to the Board of Directors of the Company in
Section 13 the authority to amend the Plan; and

     WHEREAS, the Board of Directors of the Company has adopted resolutions amending the Plan to extend the date to submit lump-sum payments and supplemental Subscription Agreements to the Company for the last Subscription Period of the Plan.

     NOW, THEREFORE, the Plan is hereby amended effective September 17, 2001 as follows:

     1. The second sentence of Section 3(c) of the Plan is hereby amended and restated in its entirety to provide as follows:

          "Under this method, the Eligible Agency shall pay to the Company a dollar amount in a lump sum by the last day of the applicable Subscription Period (September 30 or March 31) or, in the case of the last Subscription Period, by October 31, 2001."

     2. The sixth sentence of Section 5 of the Plan is hereby amended and restated in its entirety to provide as follows:

          "An Eligible Agency that wishes to make lump-sum purchases during a Subscription Period shall remit each lump-sum payment to the Company with a supplemental Subscription Agreement by the last day of the applicable Subscription Period (September 30 or March 31) or, in the case of the last Subscription Period, by October 31, 2001."


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     IN WITNESS WHEREOF and as evidence of the adoption of this Amendment,
Donegal Group Inc. has caused its duly authorized officers to execute this document on its behalf and under its seal as of this 17th day of September, 2001.

ATTEST:                                    DONEGAL GROUP INC.
=

/s/ Ralph G. Spontak                       By: /s/ Donald H. Nikolaus
----------------------------------             ---------------------------------
Ralph G. Spontak, Secretary                    Donald H. Nikolaus, President and
                                               Chief Executive Officer

[Seal]




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